SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): April 25, 2013

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PPLUS TRUST SERIES GSG-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31604	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL	10036
Structured Credit Trading	(Zip Code)
New York, NY
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.       Registrant’s Business and Operations

Not applicable.

Section 2.       Financial Information

Not applicable.

Section 3.       Securities and Trading Markets

Not applicable.

Section 4.       Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.       Corporate Governance and Management

Not applicable.

Section 6.       Asset-Backed Securities

Not applicable.

Section 7.       Regulation FD

Not applicable.

Section 8.       Other Events

   Item 8.01 Other events

99.1	Exercise of call warrants and final distributions to holders of the PPLUS Trust Certificates Series GSG-1 on April 25, 2013

      On April 25 2013 a holder of the call warrants for PreferredPLUS Trust Certificates Series GSG-1 exercised its warrants. Distributions are set forth on Exhibit 99.1.

Section 9. Financial Statements and Exhibits

  Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits

99.1	Trustee’s report in respect of the April 25, 2013 distribution to holders of the PPLUS Trust Certificates Series GSG-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: April 30, 2013	By:	/s/ John Marciano
	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

99.1	Trustee’s report in respect of the April 25, 2013 distribution to holders of the PPLUS Trust Certificates Series GSG-1.